SECURITIES AND EXCHANGE COMMISSION
                       Washington D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)
                          August 12, 2002


                        USFREIGHTWAYS CORPORATION


        Delaware                 0-19791                      36-3790696
    (State of Incorporation)   (Commission                 (IRS Employer
                               File Number)             Identification No.)

               8550 West Bryn Mawr Avenue, Suite 700
                     Chicago, Illinois                        60631
         (Address of principal executive offices)         (Zip Code)

                   Registrant's telephone number
             including area code:  (773) 824-1000


                        Not Applicable
   (Former name or former address, if changed since last report)


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Item 5.    Other Events.

On August 12, 2002, USFreightways Corporation announced that it had amended its Quarterly Report on Form 10-Q for first quarter, 2002, which was filed on May 10, 2002. The amended Quarterly Report on Form 10-Q restated a $12,760,000 pre-tax charge for relinquishing the Company's interest in USF Asia Group, Ltd. from a Non-operating expense to an Operating expense, and was filed on August 12, 2002.

Item 7. Financial Statements and Exhibits.

The following is filed as an exhibit to this report.

Exhibit  Description
Number

99.1 News Release, dated August 12, 2002.

     Exhibits (furnished pursuant to Item 9)

99.2 Statement of Chief Executive Officer Pursuant to
     Section 1350(a) of Title 18, United States Code

99.3 Statement of Chief Financial Officer Pursuant to
     Section 1350(a) of Title 18, United States Code

Item 9. Regulation FD Disclosure.

        Exhibits 99.2 and 99.3 attached to this Form 8-K are hereby furnished pursuant to Item 9.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

USFREIGHTWAYS CORPORATION

By:/s/ Christopher L. Ellis
   ________________________
       Christopher L. Ellis
       Senior Vice President, Finance and Chief Financial Officer

Date:August 12, 2002

EXHIBIT 99.1

FOR IMMEDIATE RELEASE             FOR FURTHER INFORMATION CONTACT:
AUGUST 12, 2002                       CHRIS ELLIS  773.824.2205

USFreightways Makes Announcements

Chicago... USFreightways Corporation announced it has filed an amended Form10-Q for the first quarter 2002. The amended Form 10-Q reclassifies a $12,760,000 pre-tax charge for relinquishing the Company's interest in USF Asia Group, Ltd. from a Non-operating expense to an Operating expense. This restated Form 10-Q does not change the Company's reported revenue, net income, earnings per share or equity initially reported in the Company's first quarter 2002 Form 10-Q in the form approved by its previous auditors. This action was taken by the Company following consultation with its newly appointed auditors, Deloitte & Touche LLP.

Samuel K. Skinner, Chairman, President and Chief Executive Officer of USFreightways and Christopher L. Ellis, Senior Vice President, Finance and Chief Financial Officer will file sworn statements with the Securities and Exchange Commission certifying USFreightways' SEC filings on or before August 14th in the form prescribed by the SEC.

"The USFreightways Board of Directors, which has the responsibility to provide active oversight on behalf of our shareholders, fully supports the
Sarbanes-Oxley Act of 2002 and the proposed Actions on Corporate Governance Reform as outlined by the Nasdaq Stock Market," said Mr. Skinner.

USFreightways (NASDAQ: USFC) provides comprehensive supply chain management services, including high-value next-day, regional and national less-than-truckload (LTL) transportation, logistics, domestic and international freight forwarding and premium regional and national truckload transportation. For more information, contact the Company at www.usfreightways.com.


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EXHIBIT 99.2


CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q/A of USFreightways Corporation for the quarter ended March 30, 2002, I, Samuel K. Skinner, Chairman of the Board, President and Chief Executive Officer of USFreightways Corporation, hereby certify pursuant to 18 U.S.C. Section 1350(a), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form l0-Q/A for the quarter ended March 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q/A for the quarter ended March 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of USFreightways Corporation.



/s/ Samuel K. Skinner
_____________________
    Samuel K. Skinner
    Chairman of the Board, President and Chief Executive Officer

Date: August 12, 2002




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EXHIBIT 99.3

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q/A of USFreightways Corporation for the quarter ended March 30, 2002, I, Christopher
L. Ellis Senior Vice President, Finance and Chief Financial Officer of USFreightways Corporation, hereby certify pursuant to 18 U.S.C. Section 1350(a), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q/A for the quarter ended March 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q/A for the quarter ended March 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of USFreightways Corporation.

 /s/ Christopher L. Ellis
_________________________
     Christopher L. Ellis
     Senior Vice President, Finance and Chief Financial Officer

Date: August 12, 2002